Exhibit 3.51

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “RUST CONSTRUCTORS INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE TWENTIETH DAY OF FEBRUARY, A.D. 1973, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “PARAGON CONSTRUCTION COMPANY” TO “TRIAD ENGINEERS & CONSTRUCTORS INC.”, FILED THE SECOND DAY OF OCTOBER, A.D. 1978, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “TRIAD ENGINEERS & CONSTRUCTORS INC.” TO “TRICON INDUSTRIAL CONSTRUCTION COMPANY”, FILED THE ELEVENTH DAY OF DECEMBER, A.D. 1978, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “TRICON INDUSTRIAL CONSTRUCTION COMPANY” TO “NATIONAL INDUSTRIAL CONSTRUCTORS INC.”, FILED THE SECOND DAY OF JANUARY, A.D. 1979, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “NATIONAL INDUSTRIAL CONSTRUCTORS INC.” TO “KRI CONSTRUCTORS INC.”, FILED

/s/ Jeffrey W. Bullock
0789138 8100H	Jeffrey W. Bullock, Secretary of State
130769225	AUTHENTICATION: 0507029
DATE: 06-12-13

You may verify this certificate online

at corp.delaware.gov/authver.shtml

Delaware	PAGE 2
The First State

THE TWENTY-FIRST DAY OF JANUARY, A.D. 1982, AT 2 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SECOND DAY OF FEBRUARY, A.D. 1982, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “KRI CONSTRUCTORS INC.” TO “NATIONAL INDUSTRIAL CONSTRUCTORS INC.”, FILED THE TENTH DAY OF SEPTEMBER, A.D. 1986, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “NATIONAL INDUSTRIAL CONSTRUCTORS INC.” TO “RUST CONSTRUCTORS INC.”, FILED THE TWENTY-EIGHTH DAY OF JUNE, A.D. 1996, AT 9 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SEVENTEENTH DAY OF DECEMBER, A.D. 1996, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FIFTH DAY OF JUNE, A.D. 1997, AT 9 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SECOND DAY OF FEBRUARY, A.D. 2000, AT 4:30 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-NINTH DAY OF DECEMBER, A.D. 2000, AT 9 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-SECOND DAY OF DECEMBER, A.D. 2008, AT 3:07 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID

/s/ Jeffrey W. Bullock
0789138 8100H	Jeffrey W. Bullock, Secretary of State
130769225	AUTHENTICATION: 0507029
DATE: 06-12-13

You may verify this certificate online

at corp.delaware.gov/authver.shtml

Delaware	PAGE 3
The First State

CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “RUST CONSTRUCTORS INC.”.

/s/ Jeffrey W. Bullock
0789138 8100H	Jeffrey W. Bullock, Secretary of State
130769225	AUTHENTICATION: 0507029
DATE: 06-12-13

You may verify this certificate online

at corp.delaware.gov/authver.shtml

CERTIFICATE OF INCORPORATION

OF

PARAGON CONSTRUCTION COMPANY

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the “General Corporation Law of the State of Delaware”), hereby certifies that:

FIRST: The name of the corporation (hereinafter called the “corporation”) is

PARAGON CONSTRUCTION COMPANY

SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 229 South State Street, City of Dover, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the corporation are as follows:

To carry on a general construction, contracting, and building business as principal, agent, representative, contractor, subcontractor, and in any other lawful capacity, and to make, construct, build, erect, equip, improve, repair, renovate, maintain and alter, either in whole or in part, any and all kinds of dwellings, buildings, foundations, facilities, sites, and structures of every kind, and to make, and enter into any and all kinds of contracts for the doing of any of said things; to take, acquire, buy, hold, own, maintain, work, develop, sell, convey, lease as lessor and lessee, license the use of as licensor and licensee, mortgage, exchange, improve and otherwise deal in and dispose of real, personal, and mixed property and any interests and

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rights therein in any lawful capacity; to carry on a general manufacturing, fabricating, selling, and trading business and to manufacture, fabricate, sell, and deal in and with any and all building, construction, and contracting machinery, tools, implements, appliances, supplies, facilities, and materials for use or capable of use in or about any of the works, constructions or operations of the corporation and otherwise, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, together with any powers incidental thereto as far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the purpose of the corporation.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000). The par value of each of such shares is One Dollar ($1.00). All such shares are of one class and are shares of Common Stock.

FIFTH: The name and the mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS

P. O. Dickerson	229 South State Street Dover, Delaware

SIXTH: The corporation is to have perpetual existence.

SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction-within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation,

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as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

2. The original By-Laws of the corporation shall be adopted by the incorporator unless the certificate of incorporation shall name the initial Board of Directors therein. Thereafter, the power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, except a By-Law classifying directors for election for staggered terms, shall be vested in the Board of Directors.

3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one

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class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote, at any meeting of stockholders except as the provisions of paragraph (c)(f) of section 242 of the General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

NINTH: The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as the [ILLEGIBLE] may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

TENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article TENTH.

Signed on February 20, 1973.

R. O. Dickerson
Incorporator

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CERTIFICATE OF AMENDMENT

of

CERTIFICATE OF INCORPORATION

of

PARAGON CONSTRUCTION COMPANY

PARAGON CONSTRUCTION COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Law”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of PARAGON CONSTRUCTION COMPANY, by the unanimous written consent of its members pursuant to Section 141(f) of the Law, filed with the minutes of the proceedings of the Board, duly adopted a resolution setting forth a proposed amendment of the Certificate of incorporation of said corporation and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

“RESOLVED that it is deemed advisable that the Certificate of Incorporation of the Corporation be amended by changing Article FIRST thereof so that, as amended, said Article shall be and shall read as follows:

‘FIRST: The name of the corporation (hereinafter called the “corporation”) is

TRIAD ENGINEERS & CONSTRUCTORS INC.’”

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SECOND: That, in lieu of a meeting and vote of the stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the Law and that said consent has been filed with the minutes of the proceedings of the stockholders.

THIRD: That the aforesaid amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 141, 228 and 242 of the Law.

IN WITNESS WHEREOF, said PARAGON CONSTRUCTION COMPANY has caused this instrument to be executed for and on its behalf by a Vice President thereunto duly authorized, attested by an Assistant Secretary and its corporate seal thereunto duly affixed this 29th day of September, 1978.

PARAGON CONSTRUCTION COMPANY

By
Vice President

ATTEST:

Assistant Secretary

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STATE OF NEW HAMPSHIRE	)
	:	ss.:
COUNTY OF ROCKINGHAM	)

BE IT REMEMBERED that, on the 29th day of September, 1978, personally came before me, a Notary Public in and for the State of New Hampshire, MARC I. STERN and BETTY BORIN, a Vice President and an Assistant Secretary, respectively, of PARAGON CONSTRUCTION COMPANY, known to me personally to be such, executed before me the foregoing Certificate of Amendment of Certificate of Incorporation, acknowledged the said Certificate to be their act and deed and made on behalf of said corporation, that the signatures on said Certificate are in the handwriting of said Vice President and Assistant Secretary and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.

Notary Public

000009

CERTIFICATE OF AMENDMENT

of

CERTIFICATE OF INCORPORATION

of

TRIAD ENGINEERS & CONSTRUCTORS INC.

TRIAD ENGINEERS & CONSTRUCTORS INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Law”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of TRIAD ENGINEERS & CONSTRUCTORS INC., by the unanimous written consent of its members pursuant to Section 141(f) of the Law, filed with the minutes of proceedings of the Board, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

“RESOLVED that it is deemed advisable that the Certificate of Incorporation of the Corporation be amended by changing ARTICLE FIRST thereof so that, as amended, said Article shall be and shall read as follows:

‘FIRST: The name of the corporation (hereinafter called the “corporation”) is

TRICON INDUSTRIAL CONSTRUCTION COMPANY’

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SECOND: That, in lieu of a meeting and vote of the stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the Law and that said consent has been filed with the minutes of the proceedings of the stockholders.

THIRD: That the aforesaid amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 141, 228 and 242 of the Law.

IN WITNESS WHEREOF, said TRIAD ENGINEERS & CONSTRUCTORS INC. has caused this instrument to be executed for and on its behalf by a Vice President, thereunto duly authorized, attested by an Assistant Secretary and its corporate seal thereunto duly affixed this 14th day of November, 1978.

TRIAD ENGINEERS & CONSTRUCTORS INC.

By
Vice President

Assistant Secretary

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STATE OF NEW HAMPSHIRE	)
	:	ss.:
COUNTY OF ROCKINGHAM	)

BE IT REMEMBERED that, on the 14th day of November, 1978, personally came before me, a Notary Public in and for the State of New Hampshire, MARC I. STERN and BETTY BORIN, a Vice President and an Assistant Secretary, respectively, of TRIAD ENGINEERS & CONSTRUCTORS INC., known to me personally to be such, executed before me the foregoing Certificate of Amendment of Certificate of Incorporation, acknowledged the said Certificate to be their act and deed and made on behalf of said corporation, that the signatures on said Certificate are in the handwriting of said Vice President and Assistant Secretary and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.

Notary Public My Commission Expires June 23, 1983

000013

CERTIFICATE OF AMENDMENT

of

CERTIFICATE OF INCORPORATION

or

TRICON INDUSTRIAL CONSTRUCTION COMPANY

TRICON INDUSTRIAL CONSTRUCTION COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Law”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of TRICON INDUSTRIAL CONSTRUCTION COMPANY, by the unanimous written consent of its members pursuant to Section 141(f) of the Law, filed with the minutes of the proceedings of the Board, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

“RESOLVED that it is deemed advisable that the Certificate of Incorporation of the Corporation be amended by changing ARTICLE FIRST thereof so that, as amended, said Article shall be and shall read as follows:

‘FIRST: The name of the corporation (hereinafter called the “corporation”) is

NATIONAL INDUSTRIAL CONSTRUCTORS INC.’”

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SECOND: That, in lieu of a meeting and vote of the stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the Law and that said consent has been filed with the minutes of the proceedings of the stockholders.

THIRD: That the aforesaid amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 141, 228 and 242 of the Law.

IN WITNESS WHEREOF, said TRICON INDUSTRIAL CONSTRUCTION COMPANY has caused this instrument to be executed for and on its behalf by a Vice President, thereunto duly authorized, attested by an Assistant Secretary and its corporate seal thereunto duly affixed this 28th day of December, 1978.

TRICON INDUSTRIAL CONSTRUCTION COMPANY

By
Vice President

ATTEST:

Assistant Secretary

000016

STATE OF NEW HAMPSHIRE	)
	:	ss.:
COUNTY OF ROCKINGHAM	)

BE IT REMEMBERED that, on the 28th day of December, 1978, personally came before me, a Notary Public in and for the State of New Hampshire, MARC I. STERN and BETTY BORIN, a Vice President and an Assistant Secretary, respectively, of TRICON INDUSTRIAL CONSTRUCTION COMPANY, known to me personally to be such, executed before me the foregoing Certificate of Amendment of Certificate of Incorporation, acknowledged the said Certificate to be their act and deed and made on behalf of said corporation, that the signatures on said Certificate are in the handwriting of said Vice President and Assistant Secretary and that the seal affixed to said Certificate is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year aforesaid.

Notary Public

000017

CERTIFICATE OF AMENDMENT

of

CERTIFICATE OF INCORPORATION

of

NATIONAL INDUSTRIAL CONSTRUCTORS INC.

NATIONAL INDUSTRIAL CONSTRUCTORS INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Law”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of NATIONAL INDUSTRIAL CONSTRUCTORS INC., by the unanimous written consent of its members pursuant to Section 141(f) of the Law, filed with the minutes of the proceedings of the Board, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

RESOLVED that it is deemed advisable that the Certificate of Incorporation of the Corporation, as amended, be further amended by changing Article FIRST thereof so that, as further amended, said Article shall be and read as follows:

FIRST: The name of the corporation (hereinafter called the “corporation”) is

KRI CONSTRUCTORS INC.

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SECOND: That, in lieu of a meeting and vote of the stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the Law and that said consent has been filed with the minutes of the proceedings of the stockholders.

THIRD: That the aforesaid amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 141, 228 and 242 of the Law.

IN WITNESS WHEREOF, said NATIONAL INDUSTRIAL CONSTRUCTORS INC. has caused this instrument to be executed for and on its behalf by a Vice President, thereunto duly authorized, and attested by an Assistant Secretary, this 20th day of January, 1982.

NATIONAL INDUSTRIAL CONSTRUCTORS INC.

By
Vice President

ATTEST:

Assistant Secretary

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CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

*  *  *  *  *

KRI CONSTRUCTORS INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY

The present registered agent of the corporation is The Prentice-Hall Corporation System, Inc. and the present registered office of the corporation is in the county of Kent

The Board of Directors of KRI CONSTRUCTORS INC. adopted the following resolution on the 25th day of January, 1982.

Resolved, that the registered office of KRI CONSTRUCTORS INC.

in the state of Delaware be and it hereby is changed to No. 100 West Tenth Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, KRI CONSTRUCTORS INC. has caused this statement to be signed by William V. Buccella                     , its Vice President and attested by Betty Bor in                     , its Assistant Secretary this 27th day of January     , 1982

By
Vice President

ATTEST:

By
Assistant Secretary

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(DEL - [ILLEGIBLE] - 8/7/78)

CERTIFICATE OF AMENDMENT of
CERTIFICATE OF INCORPORATION
of
KRI CONSTRUCTORS INC.

KRI CONSTRUCTORS INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Law”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of KRI CONSTRUCTORS INC., by the unanimous written consent of its members pursuant to Section 141(f) of the Law, filed with the minutes of the proceedings of the Board, duly adopted a resolution setting forth a proposed amendment of the Certificate of Incorporation of said corporation and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

RESOLVED that it is deemed advisable that the Certificate of Incorportion of the Corporation, as amended, be further amended by changing Article FIRST thereof so that, as further amended, said Article shall be and read as follows:

FIRST: The name of the corporation (hereinafter called the “corporation”) is

NATIONAL INDUSTRIAL CONSTRUCTORS INC.

SECOND: That, in lieu of a meeting and vote of the stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the Law and that said consent has been filed with the minutes of the proceedings of the stockholders.

THIRD: That the aforesaid amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 141, 228, and 242 of the Law.

IN WITNESS WHEREOF, said KRI CONSTRUCTORS INC. has caused this instrument to be executed for and on its behalf by a Vice President, thereunto duly authorized, and attested by an Assistant Secretary, this 4th day of September, 1986.

KRI CONSTRUCTORS INC.

By:

Vice President

ATTEST:

Assistant Secretary

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STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 06/28/1996 960192166 - 789138

NATIONAL INDUSTRIAL CONSTRUCTORS INC.

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

National Industrial Constructors Inc., a Delaware corporation (the “Corporation”), does hereby certify, pursuant to Section 242 of the General Corporation Law of the State of Delaware, that:

FIRST: Pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and Section 3-7 of the Corporation’s By-Laws, by written consent of the Board of Directors of the Corporation dated as of June 12, 1996, resolutions were duly adopted proposing an Amendment to the Certificate of Incorporation of the Corporation changing Article First of the Certificate of Incorporation and submitting such proposal to the sole stockholder of the Corporation, as follows:

RESOLVED:	That it is deemed advisable and in the best interest of the Corporation to amend Article First of its Certificate of Incorporation to read as follows:

FIRST: The name of the corporation (hereinafter called the “corporation”) is:

Rust Constructors Inc.

RESOLVED:	That, subject to stockholder approval as provided below, the Corporation be and it hereby is authorized and directed to amend its Certificate of Incorporation as set forth in the foregoing resolution, that the proposed amendment to the Corporation’s Certificate of Incorporation shall be submitted to the sole stockholder of the Corporation for its consideration and approval, and that, upon receipt of such stockholder approval, the appropriate officers of the Corporation be and they hereby are authorized and directed to execute and deliver any and all documents or certificates deemed necessary to effectuate the proposed amendment outlined above, including a Certificate of Amendment to Certificate of

BOS-BUS:281514.1

Incorporation for filing with the Delaware Secretary of State.

SECOND: The proposed amendment to the Corporation’s Certificate of Incorporation has been unanimously approved and adopted by the sole stockholder of the Corporation, by written consent dated as of June 12, 1996.

Accordingly, Article First of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

FIRST: The name of the corporation (hereinafter called the “corporation”) is:

Rust Constructors Inc.

IN WITNESS WHEREOF, National Industrial Constructors Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be executed by Charles Q. Miller, its Chairman, as of the 27th day of June, 1996.

NATIONAL INDUSTRIAL CONSTRUCTORS INC.

By:
Charles Q. Miller, Chairman

BOS-BUS:281514.1

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is

RUST CONSTRUCTORS INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on November 25, 1996

Michael D. Avant, President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/17/1996
960371089 – 0789138

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/05/1997
971184270 – 0789138

RUST CONSTRUCTORS INC.

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

Rust Constructors Inc., a Delaware corporation (the “Corporation”), does hereby certify, pursuant to Section 242 of the General Corporation Law of the State of Delaware, that:

FIRST: Pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and Section 3-7 of the Corporation’s By-Laws, by written consent of the Board of Directors of the Corporation dated as of May 30, 1997, resolutions were duly adopted proposing an Amendment to the Certificate of Incorporation of the Corporation changing Article Ninth of the Certificate of Incorporation and submitting such proposal to the sole stockholder of the Corporation, as follows:

RESOLVED:	That it is deemed advisable and in the best interest of the Corporation to amend Article Ninth of its Certificate of Incorporation to read as follows:

NINTH: The corporation may indemnify any and all persons whom it shall have the power to indemnify under Section 145 (or any successor statute) of the General Corporation Law of the State of Delaware on the basis provided in the By-Laws of the Corporation as in effect from time to time.

RESOLVED:	That, subject to stockholder approval as provided below, the Corporation be and it hereby is authorized and directed to amend its Certificate of Incorporation as set forth in the foregoing resolution, that the proposed amendment to the Corporation’s Certificate of Incorporation shall be submitted to the sole stockholder of the Corporation for its consideration and approval, and that, upon receipt of such stockholder approval, the appropriate officers of the Corporation be and they hereby are authorized and directed to execute and deliver any and all documents or certificates deemed necessary

BOS-BUS:369765 2

to effectuate the proposed amendment outlined above, including a Certificate of Amendment to Certificate of Incorporation for filing with the Delaware Secretary of State.

SECOND: The proposed amendment to the Corporation’s Certificate of Incorporation has been unanimously approved and adopted by the sole stockholder of the Corporation, by written consent dated as of May 30, 1997.

Accordingly, Article Ninth of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

NINTH: The corporation may indemnify any and all persons whom it shall have the power to indemnify under Section 145 (or any successor statute) of the General Corporation Law of the State of Delaware on the basis provided in the By-Laws of the Corporation as in effect from time to time.

IN WITNESS WHEREOF, Rust Constructors Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be executed by Charles Q. Miller, its Chairman, as of the 30 day of May, 1997.

RUST CONSTRUCTORS INC.

By:
Charles Q. Miller, Chairman

BOS-BUS:369765.2

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

*  *  *  *  *

Rust Constructors Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The present registered agent of the corporation is Corporation Service Company and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of Rust Constructors Inc. adopted the following resolution on the 21st day of January, 1999.

Resolved, that the registered office of Rust Constructors Inc. in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, Rust Constructors Inc. has caused this statement to be signed by Nicole Robie, its Vice President, this 3rd day of February, 2000.

Nicole Robie, Vice President

(DEL. – 264 – 6/15/94)

CT System

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:13 PM 12/22/2008
FILED 03:07 PM 12/22/2008
081220226 – 0789138 FILE

STATE OF DELAWARE

CERTIFICATE OF CHANGE

OF REGISTERED AGENT AND/OR

REGISTERED OFFICE

The Board of Directors of Rust Constructors Inc., a Delaware Corporation, on this 19th day of December, A.D. 2008, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is Corporation Trust Center 1209 Orange Street, in the City of Wilmington, County of New Castle Zip Code 19801.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is THE CORPORATION TRUST COMPANY.

The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 19th day of December, A.D., 2008.

By:	/s/ Jennifer Shanders
Authorized Officer

Name:	Jennifer Shanders
Print or Type

Title:	Vice President

DE021 - 08/23/2005 CT System Online